Exhibit 7(b)
VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT
Between
THE OHIO NATIONAL LIFE INSURANCE COMPANY
(Hereinafter called the “CEDING COMPANY”)
Cincinnati, Ohio
and
ACE TEMPEST LIFE REINSURANCE LTD.
(Hereinafter called the “REINSURER”)
Hamilton, Bermuda

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TABLE OF CONTENTS

	ARTICLE	PAGE
Access to Records	IX	12
Arbitration	XIII	14
Automatic Provisions	IV	9
Currency	XI	13
Definitions	I	3
Effective Date, Term, and Termination	III	7
Insolvency	XII	13
Litigation	VIII	11
Miscellaneous	XV	15
Notices	XVI	16
Offset	XIV	15
Parties to the Agreement	II	6
Premium Accounting	V	10
Reinsurance Claim Settlement	VI	11
Reserves	VII	11
Unintentional Errors, Misunderstandings, or Omissions	X	13
SCHEDULES

A	Description of Guaranteed Minimum Income Benefits (GMIBs)
B-1	Contracts Subject to this Reinsurance Agreement
B-2	Investment Funds Subject to this Reinsurance Agreement
C-1	Limits and Rules of the CEDING COMPANY
C-2	Limits and Rules of the REINSURER
D	MONTHLY REINSURANCE PREMIUM RATES by CONTRACT TYPE and GMIB TYPE
E-1	DOLLAR CLAIM LIMIT RATE by CONTRACT TYPE and GMIB TYPE
E-2	FORMULA CLAIM LIMIT RATE by CONTRACT TYPE and GMIB TYPE
F	REINSURER Share of Risk by CONTRACT TYPE and GMIB TYPE
G	CEDING COMPANY Reporting Format and Data Requirements
H	Surplus Position of the REINSURER
I	Calculation of ADJUSTED GMIB CLAIM

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ARTICLE I — DEFINITIONS
A. DURATION OF AGREEMENT:
EFFECTIVE DATE means April 1, 2002
BUSINESS DAY means any day that securities are traded on the New York Stock Exchange
MONTHLY VALUATION DATE means the last BUSINESS DAY of each month
REINSURANCE TERM means the period starting on the EFFECTIVE DATE and extending through March 31, 2030.
TERMINATION DATE means the end of the REINSURANCE TERM.
B. CONTRACT DEFINITIONS:
ANNUITY CONTRACT means an individual variable annuity contract issued by the CEDING COMPANY that is reinsured under this Agreement, as specified in Article III, paragraph A.
ACTIVE CONTRACT means an ANNUITY CONTRACT that remains in effect and has not been terminated due to death, lapse, surrender or some other valid contingency and has not been annuitized.
RETAIL ANNUITY PREMIUMS means contributions made to the ANNUITY CONTRACT by or on behalf of the contract owner, commonly referred to as purchase payments, premiums, or deposits.
CONTRACT TYPE means one of the ANNUITY CONTRACT forms specified in Schedule B-1.
GMIB TYPE means one of the Guaranteed Minimum Income Benefits specified in Schedule A, applicable to ANNUITY CONTRACTS.
GMIB EXERCISE means an annuitization of an ACTIVE CONTRACT, where the monthly income is determined in accordance with a GMIB TYPE.

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C. REINSURANCE PREMIUM DEFINITIONS:
REINSURED ACCOUNT VALUE means, for each ACTIVE CONTRACT, the sum of the invested assets in the investment funds shown in Schedule B-2 as it appears in the records of CEDING COMPANY, times the REINSURER’s quota share of risk, as shown in Schedule F.
REINSURED GMIB INCOME BASE means, for each ACTIVE CONTRACT, the contractually determined Guaranteed Income Base value, subject to the CONTRACT TYPE and GMIB TYPE, times the REINSURER’s quota share of risk, as shown in Schedule F.
MONTHLY INCOME BASE means the sum of the contract’s REINSURED GMIB INCOME BASE, calculated on each MONTHLY VALUATION DATE, for all ACTIVE CONTRACTS covered by this Agreement.
MONTHLY REINSURANCE PREMIUM RATE means the numerical value provided in Schedule D, for each CONTRACT TYPE and GMIB TYPE.
MONTHLY REINSURANCE PREMIUM equals the MONTHLY REINSURANCE PREMIUM RATE times the MONTHLY INCOME BASE.
REINSURANCE PREMIUM DUE DATE means the MONTHLY VALUATION DATE.
REMITTANCE DATE means the last BUSINESS DAY of calendar month following the REINSURANCE PREMIUM DUE DATE

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D. REINSURANCE CLAIM DEFINITIONS:
ADJUSTED GMIB CLAIM means, for each ACTIVE CONTRACT that terminates through a GMIB EXERCISE, a calculated value in accordance with the formula provided in Schedule I.
REIMBURSEMENT DATE means the last BUSINESS DAY of the calendar month following the month that the REINSURER receives a request for claim reimbursement from the CEDING COMPANY.
AGGREGATE GMIB CLAIM means the sum of all ADJUSTED GMIB CLAIMS calculated on each MONTHLY VALUATION DATE.
FORMULA CLAIM LIMIT RATE means a value provided in Schedule E-2 for each CONTRACT TYPE and GMIB TYPE combination.
FORMULA CLAIM LIMIT means the FORMULA CLAIM LIMIT RATE times the MONTHLY INCOME BASE for each CONTRACT TYPE and GMIB TYPE. The FORMULA CLAIM LIMIT is calculated on each ACTIVE CONTRACT’s first 120 MONTHLY VALUATION DATES.
AGGREGATE FORMULA CLAIM LIMIT means the sum of the FORMULA CLAIM LIMITS through the current MONTHLY VALUATION DATE.
DOLLAR CLAIM LIMIT RATE means a value provided in Schedule E-l for each CONTRACT TYPE and GMIB TYPE combination.
DOLLAR CLAIM LIMIT means the DOLLAR CLAIM LIMIT RATE times the total RETAIL ANNUITY PREMIUMS attributable to each CONTRACT TYPE and GMIB TYPE combination, times the quota share percentage in Schedule F.
AGGREGATE DOLLAR CLAIM LIMIT means the sum of the DOLLAR CLAIM LIMITS for each of the CONTRACT TYPE and GMIB TYPE combinations as calculated on the current MONTHLY VALUATION DATE.

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ARTICLE II — PARTIES TO THE AGREEMENT
This Agreement shall be binding upon, and shall inure solely to the benefit of, the CEDING COMPANY and the REINSURER. This Agreement shall not and is not intended to create any legal relationship between the REINSURER and any third party, including without limitation, annuitants, contract owners, certificate owners, beneficiaries, applicants or assignees under any ACTIVE CONTRACT.

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ARTICLE III — EFFECTIVE DATE, TERM AND TERMINATION
A.	This Agreement covers individual ANNUITY CONTRACTs issued by the CEDING COMPANY that:
(i)	are identified by form in Schedule B-l;

(ii)	have accounts invested in the investment funds listed in Schedule B-2;

(iii)	are issued within the limits and rules described in Schedule C-1;

(iv)	are in compliance with all of the other terms and provisions of this Agreement; and

(v)	have elected the Guaranteed Minimum Income Benefit on or after the EFFECTIVE DATE and prior to March 31, 2005, as described in Schedule A;
said contracts being herein defined as the ANNUITY CONTRACTS. The Agreement remains effective for ANNUITY CONTRACTS subject to the terms and conditions of this Agreement, through the TERMINATION DATE, unless terminated pursuant to the paragraphs listed below.
B.	This Agreement will terminate for new ANNUITY CONTRACTS issued by the CEDING COMPANY on the earlier of (i) March 31, 2005 or (ii) the date that the sum of all cumulative RETAIL ANNUITY PREMIUMS exceeds the limit provided in Schedule C-2, paragraph 4.

C.	This Agreement will terminate with respect to each ANNUITY CONTRACT subject to it, as of the last date of the REINSURANCE TERM.

D.	The CEDING COMPANY shall have the option of terminating this Agreement for new business, existing business, or both, by giving ninety (90) days advance notice to the REINSURER, after the occurrence of any of the following:
1.	REINSURER’s A.M. Best Rating is reduced to a “B” or lower. REINSURER must report any change in A.M. Best Rating to CEDING COMPANY within fifteen (15) days of the change;

2.	An order is entered appointing a receiver, conservator or trustee for management of REINSURER or a proceeding is commenced for rehabilitation, liquidation, supervision or conservation of REINSURER;

3.	REINSURER’s U.S. GAAP surplus position is reduced to [REDACTED] of its U.S. GAAP surplus position as of December 31, 2000. The REINSURER must report such a reduction within fifteen (15) days after it occurs. The REINSURER’s surplus position as of December 31, 2000 is provided in Schedule H.

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E.	The REINSURER shall have the option of terminating this Agreement for new business, existing business or both by giving ninety (90) days advance written notice to the CEDING COMPANY after the occurrence of any of the following:
1.	The CEDING COMPANY fails to provide timely submissions of all material data required to be provided in accordance with Schedule G, provided that the REINSURER’s notice of termination identifies whether new contracts, existing contracts or both will be terminated and provided further that the REINSURER’s notice of termination shall be deemed withdrawn if the CEDING COMPANY, within 90 days after the date the REINSURER’s notice of termination is given, provides to the REINSURER all data submissions then in arrears.

2.	The CEDING COMPANY fails to pay premium due on or before the REMITTANCE DATE. In the event that premium due is not paid by the REMITTANCE DATE, the REINSURER shall have the right to terminate this agreement by giving ninety (90) days advance notice of termination to the CEDING COMPANY. If all premiums in default are received by the REINSURER within the ninety (90) day notice period, the Agreement will remain in effect. As of the close of the last day of the ninety (90) day notice period, the REINSURER’s liability for all risks reinsured associated with the defaulted premiums under this Agreement will terminate.
F.	Notwithstanding termination of reinsurance as provided herein, the REINSURER shall continue to be liable to the CEDING COMPANY for all ADJUSTED GMIB CLAIMS arising as a result of a GMIB EXERCISE of an ACTIVE CONTRACT made prior to the date this Agreement is terminated, and the CEDING COMPANY shall continue to be liable to the REINSURER for all unpaid MONTHLY REINSURANCE PREMIUMS earned by the REINSURER, under this Agreement until the date the Agreement is terminated. Any net amounts due from either party after termination are subject to a daily interest charge equal to 1/365 times the sum of (a) and (b), where (a) is the 3 month LIBOR rate on the preceding MONTHLY VALUATION DATE as published in the Wall Street Journal; and (b) is [REDACTED]. Interest is assessed from the REMITTANCE DATE until the date paid.

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ARTICLE IV — AUTOMATIC PROVISIONS
A.	Subject to Article III, on or after the EFFECTIVE DATE of this Agreement, the CEDING COMPANY shall automatically cede and the REINSURER shall automatically accept the ANNUITY CONTRACTS that are covered by this Agreement.

B.	This Agreement covers only the liability for ADJUSTED GMIB CLAIMS paid under ANNUITY CONTRACT forms or benefit rider forms that are listed on Schedule B-l as attached hereto and as may be revised by the parties as provided herein. If the CEDING COMPANY intends to cede to the REINSURER a liability with respect to a new or revised contract form or benefit rider form, it must provide written notice to the REINSURER of such intention together with a copy of the new or revised contract form or rider form, and a revised Schedule B-1. The REINSURER may approve any new or revised contract forms or benefit rider form within thirty (30) working days of the date it receives notification and a copy thereof, and any such form shall be deemed disapproved if not so approved.

C.	This Agreement covers only the liability for ADJUSTED GMIB CLAIMS paid under ANNUITY CONTRACTs invested in investment funds listed on Schedule B-2 as attached hereto and as may be revised by the CEDING COMPANY as provided herein. If the CEDING COMPANY intends to cede to the REINSURER a liability with respect to a new or revised investment fund it must provide written notice to the REINSURER of such intention together with a copy of the new or revised investment fund, and a revised Schedule B-2, within thirty (30) days of the fund’s initial availability. The CEDING COMPANY may add new or revise investment funds without REINSURER approval.

D.	The CEDING COMPANY also intends that each variable investment option meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Internal Revenue Code.

E.	If a variable investment option fails to qualify under Subchapter L of the Internal Revenue Code and the CEDING COMPANY does not take appropriate steps to bring the variable investment option in compliance with these regulations, the REINSURER’s liability with respect to the variable investment option can be terminated, as to future ADJUSTED GMIB CLAIMS, with 180 days written notice to the CEDING COMPANY. The REINSURER’s liability with respect to any variable investment option will be determined by multiplying the REINSURED ACCOUNT VALUE by the proportion of the variable investment option’s value to the total account value. If the REINSURER’s liability is terminated with respect to any variable investment option, future MONTHLY REINSURANCE PREMIUM will be calculated ignoring any investment in said variable investment option. Furthermore, subsequent transfers from any variable subaccount that is not in compliance with these regulations, to any fixed account option or variable subaccount that is in compliance with these regulations, will be considered subsequent RETAIL ANNUITY PREMIUMS for the purposes of this Agreement.

F.	If the CEDING COMPANY brings the variable investment option in compliance with Subchapter L either within the 180-day notice period or after the 180-day notice period, the

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REINSURER’s liability in respect to such variable investment option will be reinstated from the date the variable investment option qualifies with the regulation. The MONTHLY REINSURANCE PREMIUM will be determined using any investment in the variable investment account, beginning with investments as of the date the variable investment account qualifies with the regulation.

G.	The issue age limits and the total RETAIL ANNUITY PREMIUMS per life must fall within the automatic limits as shown in Schedule C-l, unless an exception is permitted by mutual written agreement. The CEDING COMPANY shall provide written notice to the REINSURER of any changes in its published limits and rules identified on Schedule C-l. The REINSURER may approve any changes in the CEDING COMPANY’s published limits and rules identified on Schedule C-l within thirty (30) working days of the date it receives notification and a copy thereof, and any such change shall be deemed disapproved if not so approved.
ARTICLE V — PREMIUM ACCOUNTING
A.	If reinsurance premiums are not paid by the REMITTANCE DATE, interest in accordance with Article III, paragraph F will be assessed from the REMITTANCE DATE.

B.	On or before the REMITTANCE DATE, the CEDING COMPANY shall forward to the REINSURER its statement of account and data requirements as set forth in Schedule G together with its remittance for the MONTHLY REINSURANCE PREMIUM as shown therein as well as any premium adjustments from the prior period.

C.	If the amounts due cannot be determined by the REMITTANCE DATE, the CEDING COMPANY shall have ninety (90) days to determine the appropriate premium and remit with interest in accordance with Article III, paragraph F.

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ARTICLE VI — REINSURANCE CLAIM SETTLEMENT
A.	The CEDING COMPANY is solely responsible for payment of claims under the ANNUITY CONTRACT. The CEDING COMPANY shall provide the REINSURER with proof of claim, proof of claim payment and any other claim documentation requested by the REINSURER in accordance with Schedule G.

B.	On or before the REMITTANCE DATE, the CEDING COMPANY shall forward to the REINSURER its statement of account and data requirements as set forth in Schedule G, together with its request for reimbursement for ADJUSTED GMIB CLAIMS as shown therein. If AGGREGATE GMIB CLAIMS exceed the lesser of the AGGREGATE DOLLAR CLAIM LIMIT or the AGGREGATE FORMULA CLAIM LIMIT, the request for reimbursement for ADJUSTED GMIB CLAIMS shall be reduced so that AGGREGATE GMIB CLAIMS do not exceed the lesser of the AGGREGATE DOLLAR CLAIM LIMIT or the AGGREGATE FORMULA CLAIM LIMIT.

C.	If ADJUSTED GMIB CLAIMS are not paid by the REIMBURSEMENT DATE, interest in accordance with Article III, paragraph F will be assessed from the REIMBURSEMENT DATE.

D.	The CEDING COMPANY shall have six (6) months after the TERMINATION DATE to submit to REINSURER a final statement of account. Any amounts owed by either the CEDING COMPANY or the REINSURER, based on the final statement of account, must be paid within thirty (30) days of receipt of the final statement. If the amount owed is not paid within thirty (30) days of receiving the statement of account, the amount owed is subject to an interest charge in accordance with Article III, Paragraph F
ARTICLE VII — RESERVES
It is the intention of both the REINSURER and the CEDING COMPANY that the CEDING COMPANY qualifies for reinsurance credit in the state of Ohio for reinsurance ceded hereunder. As a non-authorized reinsurer in Ohio, REINSURER will comply with Ohio Insurance Law relating to reinsurance credit for non-authorized reinsurers, including, if necessary, establishing a letter of credit or other acceptable security, as promulgated in Ohio’s statutes on the effective date of this Agreement. Reserves held by the REINSURER for reinsurance of the variable annuity guaranteed minimum income benefit provided under this Agreement will be based on applicable regulatory guidelines.
ARTICLE VIII — LITIGATION
In the event any legal action is brought against the CEDING COMPANY relating to payment of the income benefit due under an ANNUITY CONTRACT, the CEDING COMPANY shall provide to the REINSURER written notice thereof, including a copy of the complaint, within ten (10) BUSINESS DAYS after the CEDING COMPANY is served with the Complaint. If the REINSURER is a party to an action brought against the CEDING COMPANY, the CEDING COMPANY shall seek agreement by the REINSURER on the selection and appointment of local counsel to represent the CEDING COMPANY in such action.

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ARTICLE IX — ACCESS TO RECORDS
A.	The CEDING COMPANY and the REINSURER, or their duly authorized representatives, shall have access at any reasonable time during regular business hours, to all records of the other, including the right to photocopy and retain copies of documents that reasonably pertain in any way to this Agreement. Books and records shall be maintained in accordance with prudent standards of insurance company record keeping and must be retained for a period of at least three (3) years after the final settlement date. Within one hundred and fifty (150) days following the end of each calendar year, the CEDING COMPANY and the REINSURER shall provide each other with copies of their respective audited financial statements.

B.	The CEDING COMPANY and the REINSURER may come into the possession or knowledge of Confidential Information of the other in fulfilling obligations under this Agreement. Each party agrees to hold such Confidential Information in the strictest confidence and to take all reasonable steps to ensure that Confidential Information is not disclosed in any form by any means by each of them or by any of their employees to third parties of any kind, other than attorneys, accountants, reinsurance intermediaries, consultants or retrocessionaires having an interest in such information, except by advance written authorization by an officer of the authorizing party; provided, however, that either party will be deemed to have satisfied its obligations as to the Confidential Information by protecting its confidentiality in the same manner that the party protects its own proprietary or confidential information of like kind, which shall be at least a reasonable manner. “Confidential Information” means any information which (1) is not generally available to or known by the public, or (2) has not been lawfully obtained or developed by either party independently and not in violation of this Agreement or from any source other than the other party, provided that such source is not bound by a duty of confidentiality to such other party, and which consists of:
1.	information or knowledge about each party’s products, processes, services, finances, customers, research, computer programs, marketing and business plans and claims management practices; and

2.	any medical or other personal, individually identifiable information about people or business entities with whom the parties do business, including customers, prospective customers, vendors, suppliers, individuals covered by insurance plans, and each party’s producers and employees; and

3.	records provided pursuant to Paragraph A, above.
C.	If either the CEDING COMPANY or the REINSURER discloses confidential information to interested parties such as, but not limited to, attorneys, accountants, reinsurance intermediaries, consultants or retrocessionaires having an interest in such information, such interested parties shall also be bound by this Article’s provisions on disclosing confidential information. The CEDING COMPANY or the REINSURER must inform the interested party of the provisions of this Article and agree to ensure that the interested parties honor the provisions.

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D.	This Article expires 3 year after the TERMINATION DATE.
ARTICLE X — UNINTENTIONAL ERRORS, MISUNDERSTANDINGS OR OMISSIONS
If failure to comply with any of the terms of this Agreement is shown to be the result of an unintentional error, misunderstanding or omission on the part of either the CEDING COMPANY or the REINSURER, the party adversely affected thereby will be restored to the position it would have occupied had no such error, misunderstanding or omission occurred, subject always to the correction of the error, misunderstanding or omission.
ARTICLE XI — CURRENCY
All retentions and limits hereunder are expressed in United States dollars and all premium and loss payments shall be made in United States currency.
ARTICLE XII — INSOLVENCY
A.	In the event of insolvency of the CEDING COMPANY, all reinsurance payments due under this Agreement from the REINSURER to the CEDING COMPANY shall be payable directly by the REINSURER to the CEDING COMPANY or to its liquidator, receiver, conservator or statutory successor on the basis of the REINSURER’S liability to the CEDING COMPANY without diminution because of the insolvency of the CEDING COMPANY or because the liquidator, receiver, conservator or statutory successor of the CEDING COMPANY has failed to pay all or a portion of any claim.

B.	In the event of insolvency of the CEDING COMPANY, the liquidator, receiver, or statutory successor will immediately give written notice to the REINSURER of all pending claims against the CEDING COMPANY on any contracts reinsured. While a claim is pending, the REINSURER may investigate and interpose, at its own expense, in the proceedings where the claim is adjudicated, any defense or defenses that it may deem available to the CEDING COMPANY or its liquidator, receiver, or statutory successor. The expense incurred by the REINSURER will be chargeable, subject to court approval, against the CEDING COMPANY as part of the expense of liquidation to the extent of a proportionate share of the benefit that may accrue to the CEDING COMPANY solely as a result of the defense undertaken by the REINSURER. Where two or more REINSURERS are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expense will be apportioned in accordance with the terms of the reinsurance agreement as though such expense had been incurred by the CEDING COMPANY.

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ARTICLE XIII — ARBITRATION
A.	As a condition precedent to any right of action hereunder, any dispute between the parties with respect to the interpretation of this Agreement or any right, obligation or liability of either party, whether such dispute arises before or after termination of this Agreement, shall be submitted to arbitration upon the written request of either party. Each party shall select an arbitrator within thirty (30) days after the written request for arbitration. If either party refuses or neglects to appoint an arbitrator within thirty (30) days after the written request for arbitration, the other party may appoint the second arbitrator. The two arbitrators shall select an umpire within thirty (30) days after the appointment of the second arbitrator. If the two arbitrators fail to agree on the selection of the umpire within thirty (30) days after the appointment of the second arbitrator, either party may submit a request to the American Arbitration Association to select an umpire, subject to the requirements for such arbitrator set forth below.

B.	The arbitrators and the umpire all shall be active or retired, disinterested executive officers of insurance or reinsurance companies. The umpire shall preside at all hearings and meetings of the panel and shall announce the decision of the panel. The majority vote of the arbitrators and the umpire shall be the decision of the panel. The decision shall be in writing signed by the majority in favor thereof.

C.	The arbitration panel shall interpret this Agreement as an agreement entered into in the highest good faith in keeping with the commercially recognized customs and practices of the insurance business and shall make its decision considering said customs and practices. The arbitration panel is released from judicial formalities and shall not be bound by strict rules of procedure and evidence. Interpreting this Agreement, should it become necessary to refer to the laws of any particular jurisdiction, the arbitration panel shall apply the laws of the state of Ohio without regard to the conflicts of laws provision thereof.

D.	The decision of the arbitration panel shall be final and binding on both parties. The arbitration panel may, at its discretion, award costs and expenses as it deems appropriate, including, but not limited to, attorneys’ fees, interest and compensatory damages. Judgment may be entered upon the final decision of the arbitration panel in any court of competent jurisdiction.

E.	All meetings and hearings before the arbitration panel shall take place in Cincinnati, Ohio unless some other place is mutually agreed upon by both parties or ordered by the panel.

F.	In the absence of a decision to the contrary by the arbitration panel, each party shall bear the expense of the arbitrator chosen by or for it and shall jointly and equally bear with the other party the expense of the umpire and of the arbitration.

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ARTICLE XIV — OFFSET
A.	Either party shall have, and may exercise at any time and from time to time, the right to offset any balance or amounts whether on account of premiums, or on account of losses or otherwise, due from one party to the other under the terms of this Agreement.

B.	If this Agreement terminates early, both parties shall continue to be entitled to all offset credits up to the effective date of termination.
ARTICLE XV — MISCELLANEOUS
A.	The CEDING COMPANY and REINSURER shall not have the right to assign or transfer any portion of the rights, duties and obligations of the other party under the terms and conditions of this Agreement without the written approval of the other party.

B.	CEDING COMPANY and REINSURER agree to review the reinsurance agreement on an annual basis, including discussion of results to date, possible expansion of the reinsurance program for additional business, restructuring or recapturing the treaty, and other topics. Both parties understand that circumstances that lead to a decision to recapture or restructure will be rare and generally unforeseen at the time that the treaty is signed.

C.	The REINSURER will pay the CEDING COMPANY a Federal Excise Tax allowance on each MONTHLY VALUATION DATE equal to the amount of any Federal Excise Tax paid by the CEDING COMPANY during the prior month, with the prior approval of the REINSURER, in connection with the annuities reinsured hereunder. The CEDING COMPANY will be responsible for the timely payment of Federal Excise Tax and for the filing of all required tax, information returns or filings with the Internal Revenue Service with respect to this Agreement.

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ARTICLE XVI — NOTICES
A.	All notices required to be given hereunder shall be in writing and shall be deemed delivered if personally delivered, sent via reputable overnight carrier, sent via facsimile with evidence of successful transmission, or dispatched by certified or registered mail, return receipt requested, postage prepaid, addressed to the parties as follows:
[REDACTED]
[REDACTED]
B.	Notice shall be deemed given on the date it is received in accordance with the foregoing. Any party may change the person and/or the address to which notices are to be sent by notifying the other party of such change of address in writing in accordance with the foregoing.

C.	The text of this Agreement and all Exhibits, Schedules and Amendments are considered to be the entire contract between the parties. There are no other understandings or agreements between the parties regarding the contracts reinsured other than as expressed in this Agreement. Changes or additions to this Agreement will not take effect unless made by means of a written amendment signed by both parties.
In witness whereof, the parties hereto have caused this Agreement to be signed in duplicate on the dates indicated to be effective as of the date specified above.

ACE Tempest Life Reinsurance Ltd.	The Ohio National Life Insurance Company

By	By

Name	Name

Title	Title

Date	Date

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AMENDMENT NO. 1
to the
VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

Between
THE OHIO NATIONAL LIFE INSURANCE COMPANY
(“CEDING COMPANY”)

and
ACE TEMPEST LIFE REINSURANCE LTD.
(“REINSURER”)
Effective May 1, 2003, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be updated to properly reflect fund offerings and to provide the ceding company with the option of terminating based on changes in the reinsurer’s Standard and Poor’s rating (rather than the A.M. Best rating). To effect these changes, the following provisions of this Agreement are hereby amended:
•	Article III, Effective Date, Term and Termination, is hereby replaced by the attached Article III.

•	Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-2.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:

Title:

Date:

ACE TEMPEST LIFE REINSURANCE LTD.

By:

Title:

Date:

ARTICLE III – EFFECTIVE DATE, TERM AND TERMINATION
A.	This Agreement covers individual ANNUITY CONTRACTs issued by the CEDING COMPANY that:
(i)	are identified by form in Schedule B-1;

(ii)	have accounts invested in the investment funds listed in Schedule B-2;

(iii)	are issued within the limits and rules described in Schedule C-1;

(iv)	are in compliance with all of the other terms and provisions of this Agreement; and

(v)	have elected the Guaranteed Minimum Income Benefit on or after the EFFECTIVE DATE and prior to March 31, 2005, as described in Schedule A;
said contracts being herein defined as the ANNUITY CONTRACTS. The Agreement remains effective for ANNUITY CONTRACTS subject to the terms and conditions of this Agreement, through the TERMINATION DATE, unless terminated pursuant to the paragraphs listed below.

B.	This Agreement will terminate for new ANNUITY CONTRACTS issued by the CEDING COMPANY on the earlier of (i) March 31, 2005 or (ii) the date that the sum of all cumulative RETAIL ANNUITY PREMIUMS exceeds the limit provided in Schedule C-2, paragraph 4.

C.	This Agreement will terminate with respect to each ANNUITY CONTRACT subject to it, as of the last date of the REINSURANCE TERM.

D.	The CEDING COMPANY shall have the option of terminating this Agreement for new business, existing business, or both, by giving ninety (90) days advance notice to the REINSURER, after the occurrence of any of the following:
1.	REINSURER’s Standard and Poor’s Rating is reduced to a “BBB” or lower. REINSURER must report any adverse change in Standard and Poor’s Rating to CEDING COMPANY within fifteen (15) days of the change. Any notice of termination given by the CEDING COMPANY due to such rating reduction shall be deemed withdrawn if the REINSURER’s Standard and Poor’s Rating is restored to a level higher than “BBB” during the 90 day notice period;

2.	An order is entered appointing a receiver, conservator or trustee for management of REINSURER or a proceeding is commenced for rehabilitation, liquidation, supervision or conservation of REINSURER;

3.	REINSURER’s U.S. GAAP surplus position is reduced to [REDACTED] of its U.S. GAAP surplus position as of December 31, 2000. The REINSURER must report such a reduction within fifteen (15) days after it occurs. The REINSURER’s surplus position as of December 31, 2000 is provided in Schedule H. Any notice of termination given by the CEDING COMPANY due to such surplus reduction shall be deemed withdrawn if REINSURER’s U.S. GAAP surplus position is restored to a level higher than [REDACTED] of its U.S. GAAP surplus position as of December 31, 2000 during the 90 day notice period.
E.	The REINSURER shall have the option of terminating this Agreement for new business, existing business or both by giving ninety (90) days advance written notice to the CEDING COMPANY after the occurrence of any of the following:
1.	The CEDING COMPANY fails to provide timely submissions of all material data required to be provided in accordance with Schedule G, provided that the REINSURER’s notice of termination identifies whether new contracts, existing contracts or both will be terminated and provided further that the REINSURER’s notice of termination shall be deemed withdrawn if the CEDING COMPANY, within 90 days after the date the REINSURER’s notice of termination is given, provides to the REINSURER all data submissions then in arrears.

2.	The CEDING COMPANY fails to pay premium due on or before the REMITTANCE DATE. In the event that premium due is not paid by the REMITTANCE DATE, the REINSURER shall have the right to terminate this agreement by giving ninety (90) days advance notice of termination to the CEDING COMPANY. If all premiums in default are received by the REINSURER within the ninety (90) day notice period, the Agreement will remain in effect. As of the close of the last day of the ninety (90) day notice period, the REINSURER’S liability for all risks reinsured associated with the defaulted premiums under this Agreement will terminate.
F.	Notwithstanding termination of reinsurance as provided herein, the REINSURER shall continue to be liable to the CEDING COMPANY for all ADJUSTED GMIB CLAIMS arising as a result of a GMIB EXERCISE of an ACTIVE CONTRACT made prior to the date this Agreement is terminated, and the CEDING COMPANY shall continue to be liable to the REINSURER for all unpaid MONTHLY REINSURANCE PREMIUMS earned by the REINSURER, under this Agreement until the date the Agreement is terminated. Any net amounts due from either party after termination are subject to a daily interest charge equal to 1/365 times the sum of (a) and (b), where (a) is the 3 month LIBOR rate on the preceding MONTHLY VALAUTION DATE as published in the Wall Street Journal; and (b) is [REDACTED]. Interest is assessed from the REMITTANCE DATE until the date paid.

AMENDMENT NO. 2
to the
VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT
Between
THE OHIO NATIONAL LIFE INSURANCE COMPANY
(“CEDING COMPANY”)

and
ACE TEMPEST LIFE REINSURANCE LTD.
(“REINSURER”)
Effective October 1, 2003, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be updated to properly reflect fund changes, the availability of the new Guaranteed Principal Protection rider, an additional item to report in the seriatim file, and clarification on the calculation of the adjusted GMIB claim. To effect these changes, the following provisions of this Agreement are hereby amended:
•	Schedule B-1, Contracts Subject to this Reinsurance Agreement is hereby replaced by the attached Schedule B-1.

•	Schedule B-2, Subaccounts Subject to this Reinsurance Agreement (Amendment #1), is hereby replaced by the attached Schedule B-2.

•	Schedule G, Reporting Format and Data Requirements, is hereby replaced by the attached Schedule G.

•	Schedule I, Calculation of ADJUSTED GMIB Claim, is hereby replaced by the attached Schedule I.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:	Attest:

Title:	Title:

Date:	Date:

ACE TEMPEST LIFE REINSURANCE LTD.

By:	Attest:

Title:	Title:

Date:	Date:

AMENDMENT NO. 3
to the
VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT
Between
THE OHIO NATIONAL LIFE INSURANCE COMPANY
(“CEDING COMPANY”)

and
ACE TEMPEST LIFE REINSURANCE LTD.
(“REINSURER”)
Effective May 1, 2004, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be updated to properly reflect fund additions and fund name changes. To effect these changes, the following provision of this Agreement is hereby amended:
•	Schedule B-2, Subaccounts Subject to this Reinsurance Agreement (Amendment #1), is hereby replaced by the attached Schedule B-2.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:	Attest:

Title:	Title:

Date:	Date:

ACE TEMPEST LIFE REINSURANCE LTD.

By:	Attest:

Title:	Title:

Date:	Date:

AMENDMENT NO. 4
to the
VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT
Between
THE OHIO NATIONAL LIFE INSURANCE COMPANY
(“CEDING COMPANY”)

and
ACE TEMPEST LIFE REINSURANCE LTD.
(“REINSURER”)
Effective May 1, 2004, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be updated to include reinsurance of a new GMIB benefit that includes hybrid withdrawals, to extend the new business window through May 31, 2005, and to reduce the new business volume to [REDACTED]. To effect these changes, the following provisions of this Agreement are hereby amended:
•	Article III, Effective Date, Term, and Termination, is hereby replaced by the attached

Article III.

•	Schedule B-1 Contracts Subject to this Reinsurance Agreement, is hereby replaced by the attached Schedule B-1.

•	Schedule C-2, Limits and Rules of the REINSURER, is hereby replaced by the attached Schedule C-2.

•	Schedule D, Monthly Reinsurance Premium Rate by Contract Type and GMIB Type, is hereby replaced by the attached Schedule D.
This Amendment is valid only if fully executed on or before July 23, 2004.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:	Attest:

Title:	Title:

Date:	Date:

ACE TEMPEST LIFE REINSURANCE LTD.

By:	Attest:

Title:	Title:

Date:	Date:

ARTICLE III – EFFECTIVE DATE, TERM AND TERMINATION
A.	This Agreement covers individual ANNUITY CONTRACTs issued by the CEDING COMPANY that:
(i)	are identified by form in Schedule B-1;

(ii)	have accounts invested in the investment funds listed in Schedule B-2;

(iii)	are issued within the limits and rules described in Schedule C-1;

(iv)	are in compliance with all of the other terms and provisions of this Agreement; and

(v)	have elected the Guaranteed Minimum Income Benefit on or after the EFFECTIVE DATE and prior to May 31, 2005, as described in Schedule A;
said contracts being herein defined as the ANNUITY CONTRACTS. The Agreement remains effective for ANNUITY CONTRACTS subject to the terms and conditions of this Agreement, through the TERMINATION DATE, unless terminated pursuant to the paragraphs listed below.

B.	This Agreement will terminate for new ANNUITY CONTRACTS issued by the CEDING COMPANY on the earlier of (i) May 31, 2005 or (ii) the date that the sum of all cumulative RETAIL ANNUITY PREMIUMS exceeds the limit provided in Schedule C-2, paragraph 4.

C.	This Agreement will terminate with respect to each ANNUITY CONTRACT subject to it, as of the last date of the REINSURANCE TERM.

D.	The CEDING COMPANY shall have the option of terminating this Agreement for new business, existing business, or both, by giving ninety (90) days advance notice to the REINSURER, after the occurrence of any of the following:
1.	REINSURER’s Standard and Poor’s Rating is reduced to a “BBB” or lower. REINSURER must report any adverse change in Standard and Poor’s Rating to CEDING COMPANY within fifteen (15) days of the change. Any notice of termination given by the CEDING COMPANY due to such rating reduction shall be deemed withdrawn if the REINSURER’s Standard and Poor’s Rating is restored to a level higher than “BBB” during the 90 days notice period;

2.	An order is entered appointing a receiver, conservator or trustee for management of REINSURER or a proceeding is commenced for rehabilitation, liquidation, supervision or conservation of REINSURER;

3.	REINSURER’s U.S. GAAP surplus position is reduced to [REDACTED] of its U.S. GAAP surplus position as of December 31, 2000. The REINSURER must report such a reduction within fifteen (15) days after it occurs. The REINSURER’s surplus position as of December 31, 2000 is provided in Schedule H. Any notice of termination given by the CEDING COMPANY due to such surplus reduction shall be deemed withdrawn if REINSURER’s U.S. GAAP surplus position is restored to a level higher than [REDACTED] of its U.S. GAAP surplus position as of December 31, 2000 during the 90 day notice period.
E.	The REINSURER shall have the option of terminating this Agreement for new business, existing business or both by giving ninety (90) days advance written notice to the CEDING COMPANY after the occurrence of any of the following:
1.	The CEDING COMPANY fails to provide timely submissions of all material data required to be provided in accordance with Schedule G, provided that the REINSURER’s notice of termination identifies whether new contracts, existing contracts or both will be terminated and provided further that the REINSURER’S notice of termination shall be deemed withdrawn if the CEDING COMPANY, within 90 days after the date the REINSURER’s notice of termination is given, provides to the REINSURER all data submissions then in arrears.

2.	The CEDING COMPANY fails to pay premium due on or before the REMITTANCE DATE. In the event that premium due is not paid by the REMITTANCE DATE, the REINSURER shall have the right to terminate this agreement by giving ninety (90) days advance notice of termination to the CEDING COMPANY. If all premiums in default are received by the REINSURER within the ninety (90) day notice period, the Agreement will remain in effect. As of the close of the last day of the ninety (90) day notice period, the REINSURER’s liability for all risks reinsured associated with the defaulted premiums under this Agreement will terminate.
F.	Notwithstanding termination of reinsurance as provided herein, the REINSURER shall continue to be liable to the CEDING COMPANY for all ADJUSTED GMIB CLAIMS arising as a result of a GMIB EXERCISE of an ACTIVE CONTRACT made prior to the date this Agreement is terminated, and the CEDING COMPANY shall continue to be liable to the REINSURER for all unpaid MONTHLY REINSURANCE PREMIUMS earned by the REINSURER, under this Agreement until the date the Agreement is terminated. Any net amounts due from either party after termination are subject to a daily interest charge equal to 1/365 times the sum of (a) and (b), where (a) is the 3 month LIBOR rate on the preceding MONTHLY VALAUTION DATE as published in the Wall Street Journal; and (b) is [REDACTED]. Interest is assessed from the REMITTANCE DATE until the date paid.

AMENDMENT NO. 5
to the
VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT
Between
THE OHIO NATIONAL LIFE INSURANCE COMPANY
(“CEDING COMPANY”)

and
ACE TEMPEST LIFE REINSURANCE LTD.
(“REINSURER”)
Effective June 1, 2005, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be updated to extend the new business window through May 31, 2007, to increase the new business volume to a total capacity of [REDACTED], to increase the reinsurance premiums on new business, effective June 1, 2005, to [REDACTED] per annum, to update the fund listing, to add both components of the Guaranteed Income Base to the required fields in the monthly seriatim file, to add new rider forms and to add the new GMIB form number to Schedule F. To effect these changes, the following provisions of this Agreement are hereby amended:
•	In Article I, Definitions, the definition of REINSURANCE TERM is revised as follows: REINSURANCE TERM means the period starting on the EFFECTIVE DATE and extending through May 31, 2032.

•	Article III, Effective Date, Term, and Termination, Amendment #4, is hereby replaced by the attached Article III.

•	Schedule B-1 Contracts Subject to this Reinsurance Agreement, Amendment #4, is hereby replaced by the attached Schedule B-1.

•	Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, Amendment #3, is hereby replaced by the attached Schedule B-2.

•	Schedule C-1, Limits and Rules of the CEDING COMPANY, is hereby replaced by the attached Schedule C-1.

•	Schedule C-2, Limits and Rules of the REINSURER, Amendment #4, is hereby replaced by the attached Schedule C-2.

•	Schedule D, MONTHLY REINSURANCE PREMIUM RATE by CONTRACT TYPE and GMIB TYPE, Amendment #4, is hereby replaced by the attached Schedule D.

•	Schedule F, REINSURER Share of Risk by CONTRACT TYPE & GMIB TYPE, is hereby replaced by the attached Schedule F.

•	Schedule G, Reporting Format and Data Requirements, Amendment #2, is hereby replaced by the attached Schedule G.

•	Schedule I, Calculation of ADJUSTED GMIB CLAIM, Amendment #2, is hereby replaced by the attached Schedule I.
This Amendment is valid only if fully executed on or before August 15, 2005.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:

Title:

Date:

ACE TEMPEST LIFE REINSURANCE LTD.

By:

Title:

Date:

ARTICLE III – EFFECTIVE DATE, TERM AND TERMINATION
A.	This Agreement covers individual ANNUITY CONTRACTS issued by the CEDING COMPANY that:
(i)	are identified by form in Schedule B-1;

(ii)	have accounts invested in the investment funds listed in Schedule B-2;

(iii)	are issued within the limits and rules described in Schedule C-1;

(iv)	are in compliance with all of the other terms and provisions of this Agreement; and

(v)	have elected the Guaranteed Minimum Income Benefit on or after the EFFECTIVE DATE and prior to May 31, 2007, as described in Schedule A;
said contracts being herein defined as the ANNUITY CONTRACTS. The Agreement remains effective for ANNUITY CONTRACTS subject to the terms and conditions of this Agreement, through the TERMINATION DATE, unless terminated pursuant to the paragraphs listed below.

B.	This Agreement will terminate for new ANNUITY CONTRACTS issued by the CEDING COMPANY on the earlier of (i) May 31, 2007 or (ii) the date that the sum of all cumulative RETAIL ANNUITY PREMIUMS exceeds the limit provided in Schedule C-2, paragraph 4.

C.	This Agreement will terminate with respect to each ANNUITY CONTRACT subject to it, as of the last date of the REINSURANCE TERM.

D.	The CEDING COMPANY shall have the option of terminating this Agreement for new business, existing business, or both, by giving ninety (90) days advance notice to the REINSURER, after the occurrence of any of the following:
1.	REINSURER’s Standard and Poor’s Rating is reduced to a “BBB” or lower. REINSURER must report any adverse change in Standard and Poor’s Rating to CEDING COMPANY within fifteen (15) days of the change. Any notice of termination given by the CEDING COMPANY due to such rating reduction shall be deemed withdrawn if the REINSURER’s Standard and Poor’s Rating is restored to a level higher than “BBB” during the 90 day notice period;

2.	An order is entered appointing a receiver, conservator or trustee for management of REINSURER or a proceeding is commenced for rehabilitation, liquidation, supervision or conservation of REINSURER;

3.	REINSURER’s U.S. GAAP surplus position is reduced to [REDACTED] of its U.S. GAAP surplus position as of December 31, 2000. The REINSURER must report such a reduction within fifteen (15) days after it occurs. The REINSURER’s surplus position as of December 31, 2000 is provided in Schedule H. Any notice of termination given by the CEDING COMPANY due to such surplus reduction shall be deemed withdrawn if REINSURER’s U.S. GAAP surplus position is restored to a level higher than [REDACTED] of its U.S. GAAP surplus position as of December 31, 2000 during the 90 day notice period.
E.	The REINSURER shall have the option of terminating this Agreement for new business, existing business or both by giving ninety (90) days advance written notice to the CEDING COMPANY after the occurrence of any of the following:
1.	The CEDING COMPANY fails to provide timely submissions of all material data required to be provided in accordance with Schedule G, provided that the REINSURER’s notice of termination identifies whether new contracts, existing contracts or both will be terminated and provided further that the REINSURER’S notice of termination shall be deemed withdrawn if the CEDING COMPANY, within 90 days after the date the REINSURER’s notice of termination is given, provides to the REINSURER all data submissions then in arrears.

2.	The CEDING COMPANY fails to pay premium due on or before the REMITTANCE DATE. In the event that premium due is not paid by the REMITTANCE DATE, the REINSURER shall have the right to terminate this agreement by giving ninety (90) days advance notice of termination to the CEDING COMPANY. If all premiums in default are received by the REINSURER within the ninety (90) day notice period, the Agreement will remain in effect. As of the close of the last day of the ninety (90) day notice period, the REINSURER’s liability for all risks reinsured associated with the defaulted premiums under this Agreement will terminate.
F.	Notwithstanding termination of reinsurance as provided herein, the REINSURER shall continue to be liable to the CEDING COMPANY for all ADJUSTED GMIB CLAIMS arising as a result of a GMIB EXERCISE of an ACTIVE CONTRACT made prior to the date this Agreement is terminated, and the CEDING COMPANY shall continue to be liable to the REINSURER for all unpaid MONTHLY REINSURANCE PREMIUMS earned by the REINSURER, under this Agreement until the date the Agreement is terminated. Any net amounts due from either party after termination are subject to a daily interest charge equal to 1/365 times the sum of (a) and (b), where (a) is the 3 month LIBOR rate on the preceding MONTHLY VALAUTION DATE as published in the Wall Street Journal; and (b) is [REDACTED]. Interest is assessed from the REMITTANCE DATE until the date paid.

AMENDMENT NO. 6
to the
VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT
Between
THE OHIO NATIONAL LIFE INSURANCE COMPANY
(“CEDING COMPANY”)

and
ACE TEMPEST LIFE REINSURANCE LTD.
(“REINSURER”)
Effective November 9, 2005, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be updated to include two new funds. To effect this change, the following provision of this Agreement is hereby amended:
•	Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, Amendment #5, is hereby replaced by the attached Schedule B-2.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:

Name:

Title:

Date:

ACE TEMPEST LIFE REINSURANCE LTD.

By:

Name:

Title:

Date:

AMENDMENT NO. 7
to the
VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT
Between
THE OHIO NATIONAL LIFE INSURANCE COMPANY
(“CEDING COMPANY”)

and
ACE TEMPEST LIFE REINSURANCE LTD.
(“REINSURER”)
Effective May 1, 2006, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to update the investment funds. To effect this change, the following provision of this Agreement is hereby amended:
•	Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, Amendment #6, is hereby replaced by the attached Schedule B-2.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:

Name:

Title:

Date:

ACE TEMPEST LIFE REINSURANCE LTD.

By:

Name:

Title:

Date:

AMENDMENT NO. 8
to the
VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT
Between
THE OHIO NATIONAL LIFE INSURANCE COMPANY
(“CEDING COMPANY”)

and
ACE TEMPEST LIFE REINSURANCE LTD.
(“REINSURER”)
Effective January 1, 2006, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to change the claim limits, to extend the date for new cessions, to increase the Agreement’s capacity, and to add new riders. To effect these changes, the following provisions of this Agreement are hereby amended:
•	Article I, DEFINITIONS, including definition of REINSURANCE TERM in amendment #5, is hereby replaced by the attached Article I.

•	Article III, EFFECTIVE DATE, TERM, AND TERMINATION, Amendment #5, is hereby replaced by the attached Article III.

•	Article IV, AUTOMATIC PROVISIONS, is hereby replaced by the attached Article IV.

•	Article VI, REINSURANCE CLAIM SETTLEMENT, is hereby replaced by the attached Article VI.

•	Schedule B-1, Contracts Subject to this Reinsurance Agreement, Amendment #5, is hereby replaced by the attached Schedule B-1.

•	Schedule C-2, Limits and Rules of REINSURER, Amendment #5, is hereby replaced by the attached Schedule C-2.

•	Schedule D, MONTHLY REINSURANCE PREMIUM RATE by CONTRACT TYPE and GMIB TYPE, Amendment #5, is hereby replaced by the attached Schedule D.

•	Schedule E-1, DOLLAR CLAIM LIMIT RATE by CONTRACT TYPE and GMIB TYPE, is hereby eliminated.

•	Schedule E-2, FORMULA CLAIM LIMIT RATE by CONTRACT TYPE and GMIB TYPE, is hereby eliminated.

•	The attached Schedule E, ANNUAL CLAIM LIMIT, is hereby added to the treaty.

•	Schedule F, REINSURER Share of Risk by CONTRACT TYPE & GMIB TYPE, Amendment #5, is hereby replaced by the attached Schedule F.

•	Schedule G, Reporting Format and Data Requirements, Amendment #5, is hereby replaced by the attached Schedule G.

•	Schedule I, Calculation of ADJUSTED GMIB CLAIM, Amendment #5, is hereby replaced by the attached Schedule I.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:

Title:

Date:

ACE TEMPEST LIFE REINSURANCE LTD.

By:

Title:

Date:

ARTICLE I – DEFINITIONS
A. DURATION OF AGREEMENT:
EFFECTIVE DATE means April 1, 2002.
BUSINESS DAY means any day that securities are traded on the New York Stock Exchange.
MONTHLY VALUATION DATE means the last BUSINESS DAY of each month.
REINSURANCE TERM means the period starting on the EFFECTIVE DATE and extending through December 31, 2033.
TERMINATION DATE means the end of the REINSURANCE TERM.
B. CONTRACT DEFINITIONS:
ANNUITY CONTRACT means as individual variable annuity contract issued by the CEDING COMPANY that is reinsured under this Agreement, as specified in Article III, paragraph A.
ACTIVE CONTRACT means an ANNUITY CONTRACT that remains in effect and has not been terminated due to death, lapse, surrender or some other valid contingency and has not been annuitized.
RETAIL ANNUITY PREMIUMS means contributions made to the ANNUITY CONTRACT by or on behalf of the contract owner, commonly referred to as purchase payments, premiums, or deposits.
CONTRACT TYPE means one of the ANNUITY CONTRACT forms specified in Schedule B-1.
GMIB TYPE means one of the Guaranteed Minimum Income Benefits specified in Schedule A, applicable to ANNUITY CONTRACTs.
GMIB EXERCISE means an annuitization of an ACTIVE CONTRACT, where the monthly income is determined in accordance with a GMIB TYPE.

C. REINSURANCE PREMIUM DEFINITIONS:
REINSURED ACCOUNT VALUE means, for each ACTIVE CONTRACT, the sum of the invested assets in the investment funds shown in Schedule B-2 as it appears in the records of CEDING COMPANY, times the REINSURER’s quota share of risk, as shown in Schedule F.
REINSURED GMIB INCOME BASE means, for each ACTIVE CONTRACT, the contractually determined Guaranteed Income Base value, subject to the CONTRACT TYPE and GMIB TYPE, times the REINSURER’s quota share of risk, as shown in Schedule F.
MONTHLY INCOME BASE means the sum of the contract’s REINSURED GMIB INCOME BASE, calculated on each MONTHLY VALUATION DATE, for all ACTIVE CONTRACTS covered by this Agreement.
MONTHLY REINSURANCE PREMIUM RATE means the numerical value provided in Schedule D, for each CONTRACT TYPE and GMIB TYPE.
MONTHLY REINSURANCE PREMIUM equals the MONTHLY REINSURANCE PREMIUM RATE times the MONTHLY INCOME BASE.
REINSURANCE PREMIUM DUE DATE means the MONTHLY VALUATION DATE.
REMITTANCE DATE means the last BUSINESS DAY of calendar month following the REINSURANCE PREMIUM DUE DATE.

D. REINSURANCE CLAIM DEFINITIONS:
ADJUSTED GMIB CLAIM means, for each ACTIVE CONTRACT that terminates through a GMIB EXERCISE, a calculated value in accordance with the formula provided in Schedule I.
REIMBURSEMENT DATE means the last BUSINESS DAY of the calendar month following the month that the REINSURER receives a request for claim reimbursement from the CEDING COMPANY.
For each calendar year, ANNUAL GMIB CLAIMS means the sum of all ADJUSTED GMIB CLAIMS calculated on each MONTHLY VALUATION DATE.
ANNUAL CLAIM LIMIT RATE means the value provided in Schedule E for each CONTRACT TYPE and GMIB TYPE combination.
ELIGIBLE ACTIVE CONTRACTS means ACTIVE CONTRACTS that are eligible to annuitize in accordance with the associated GMIB TYPE during any calendar year.
For each calendar year, ELIGIBLE REINSURED INCOME BASE means the sum of the REINSURED GMIB INCOME BASE under ELIGIBLE ACTIVE CONTRACTS on the contract anniversary of each ELIGIBLE ACTIVE CONTRACT that occurs in that calendar year.
For each calendar year, ANNUAL CLAIM LIMIT means the ANNUAL CLAIM LIMIT RATE times the ELIGIBLE REINSURED INCOME BASE.

ARTICLE III – EFFECTIVE DATE, TERM AND TERMINATION
A.	This Agreement covers individual ANNUITY CONTRACTS issued by the CEDING COMPANY that:
(i)	are identified by contract form in Schedule B-1 and have no optional riders other than those specified in Schedule B-1;

(ii)	have accounts invested in the investment funds listed in Schedule B-2;

(iii)	are issued within the limits and rules described in Schedule C-1;

(iv)	are in compliance with all of the other terms and provisions of this Agreement; and

(v)	have elected the Guaranteed Minimum Income Benefit on or after the EFFECTIVE DATE and prior to December 31, 2008, as described in Schedule A;

said contracts being herein defined as the ANNUITY CONTRACTS. The Agreement remains effective for ANNUITY CONTRACTs subject to the terms and conditions of this Agreement, through the TERMINATION DATE, unless terminated pursuant to the paragraphs listed below.
B.	This Agreement will terminate for new ANNUITY CONTRACTs issued by the CEDING COMPANY on the earlier of (i) December 31, 2008 or (ii) the date that the sum of all cumulative RETAIL ANNUITY PREMIUMS exceeds the limit provided in Schedule C-2, paragraph 4.

C.	This Agreement will terminate with respect to each ANNUITY CONTRACT subject to it, as of the last date of the REINSURANCE TERM.

D.	The CEDING COMPANY shall have the option of terminating this Agreement for new business, existing business, or both, by giving ninety (90) days advance notice to the REINSURER, after the occurrence of any of the following:
1.	REINSURER’s Standard and Poor’s Rating is reduced to a “BBB” or lower. The REINSURER must report any adverse change in Standard and Poor’s Rating to CEDING COMPANY within fifteen (15) days of the change. Any notice of termination given by the CEDING COMPANY due to such rating reduction shall be deemed withdrawn if the REINSURER’s Standard and Poor’s Rating is restored to a level higher than “BBB” during the 90 day notice period.

2.	An order is entered appointing a receiver, conservator or trustee for management of the REINSURER or a proceeding is commenced for rehabilitation, liquidation, supervision or conservation of REINSURER.

3.	The REINSURER’s U.S. GAAP surplus position is reduced to [REDACTED] of its U.S. GAAP surplus position as of December 31, 2000. The REINSURER must report such a reduction within fifteen (15) days after it occurs. The REINSURER’s surplus position as of December 31, 2000 is provided in Schedule H. Any notice of termination given by the CEDING COMPANY due to such surplus reduction shall be deemed withdrawn if REINSURER’s U.S. GAAP surplus position is restored to a level higher than [REDACTED] of its U.S. GAAP surplus position as of December 31, 2000 during the 90 day notice period.
E.	The REINSURER shall have the option of terminating this Agreement for new business, existing business or both by giving ninety (90) days advance written notice to the CEDING COMPANY after the occurrence of any of the following:
1.	The CEDING COMPANY fails to provide timely submissions of all material data required to be provided in accordance with Schedule G, provided that the REINSURER’s notice of termination identifies whether new contracts, existing contracts or both will be terminated and provided further that the REINSURER’s notice of termination shall be deemed withdrawn if the CEDING COMPANY, within 90 days after the date the REINSURER’s notice of termination is given, provides to the REINSURER all data submissions then in arrears.

2.	The CEDING COMPANY fails to pay premium due on or before the REMITTANCE DATE. In the event that premium due is not paid by the REMITTANCE DATE, the REINSURER shall have the right to terminate this agreement by giving ninety (90) days advance notice of termination to the CEDING COMPANY. If all premiums in default are received by the REINSURER within the ninety (90) day notice period, the Agreement will remain in effect. As of the close of the last day of the ninety (90) day notice period, the REINSURER’s liability for all risks reinsured associated with the defaulted premiums under this Agreement will terminate.
F.	Notwithstanding termination of reinsurance as provided herein, the REINSURER shall continue to be liable to the CEDING COMPANY for all ADJUSTED GMIB CLAIMS arising as a result of a GMIB EXERCISE of an ACTIVE CONTRACT made prior to the date this Agreement is terminated, and the CEDING COMPANY shall continue to be liable to the REINSURER for all unpaid MONTHLY REINSURANCE PREMIUMs earned by the REINSURER under this Agreement, until the date the Agreement is terminated. Any net amounts due from either party after termination are subject to a daily interest charge equal to 1/365 times the sum of (a) and (b), where (a) is the 3 month LIBOR rate on the preceding MONTHLY VALAUTION DATE as published in the Wall Street Journal; and (b) is [REDACTED]. Interest is assessed from the REMITTANCE DATE until the date paid.

ARTICLE IV – AUTOMATIC PROVISIONS
A.	Subject to Article III, on or after the EFFECTIVE DATE of this Agreement, the CEDING COMPANY shall automatically cede and the REINSURER shall automatically accept the ANNUITY CONTRACTS that are covered by this Agreement.

B.	This Agreement covers only the liability for ADJUSTED GMIB CLAIMS paid under ANNUITY CONTRACT forms or benefit rider forms that are listed on Schedule B-1 as attached hereto and as may be revised by the parties as provided herein. If the CEDING COMPANY intends to cede to the REINSURER a liability with respect to a new or revised contract form or benefit rider form, it must provide written notice to the REINSURER of such intention together with a copy of the new or revised contract form or rider form, and a revised Schedule B-1. The REINSURER may approve any new or revised contract forms or benefit rider form within thirty (30) working days of the date it receives notification and a copy thereof, and any such form shall be deemed disapproved if not so approved. The REINSURER shall not unreasonably withhold approval of such form where such form does not materially alter the risks assumed by the REINSURER hereunder.

C.	This Agreement covers only the liability for ADJUSTED GMIB CLAIMS paid under ANNUITY CONTRACTs invested in investment funds listed on Schedule B-2 as attached hereto and as may be revised by the CEDING COMPANY as provided herein. If the CEDING COMPANY intends to cede to the REINSURER a liability with respect to a new or revised investment fund it must provide written notice to the REINSURER of such intention together with a copy of the new or revised investment fund, and a revised Schedule B-2, within forty (40) workings days of the fund’s initial availability. The CEDING COMPANY may add new or revise investment funds without REINSURER approval. The effective date of reinsurance hereunder shall be the date of initial availability if notice is received within 40 days of the fund’s initial availability. If notice is received more than forty days after the fund’s initial availability, the REINSURER must consent in writing to the inclusion of such new or revised fund in this Agreement. If the REINSURER consents to including the new or revised fund, the effective date of reinsurance hereunder shall be the date the REINSURER receives notice of the new or revised fund, or such other earlier date as designated by the REINSURER. The REINSURER shall not unreasonably withhold approval of such fund where such fund does not materially alter the risks assumed by the REINSURER hereunder. If the REINSURER fails to object to the inclusion of a fund for which it did not receive timely notice of the fund’s inclusion by the CEDING COMPANY within ninety (90) working days of notification of such fund, then the fund shall be deemed approved. If the REINSURER reasonably refuses to consent to a new or revised fund based upon the failure of the CEDING COMPANY to give timely notice of the fund’s inclusion, then the REINSURER’s liability for claims arising out of any ANNUITY CONTRACT with any investment in such fund shall be calculated in the same manner as though the fund failed to qualify under Subchapter L as described in section E below.

D.	The CEDING COMPANY also intends that each variable investment option meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Internal Revenue Code.

E.	If a variable investment option fails to qualify under Subchapter L of the Internal Revenue Code and the CEDING COMPANY does not take appropriate steps to bring the variable investment option in compliance with these regulations, the REINSURER’s liability with respect to the variable investment option can be terminated, as to future ADJUSTED GMIB CLAIMS, with 180 days written notice to the CEDING COMPANY. The REINSURER’s liability with respect to a reinsurance claim will be determined by multiplying the ADJUSTED GMIB CLAIM by (1) a fraction the numerator of which is the RETAIL ANNUITY PREMIUM invested in the qualified variable accounts and the fixed account options and the denominator of which is the total RETAIL ANNUITY PREMIUM, if any RETAIL ANNUITY PREMIUM is invested in the non-qualifying account at the time the ANNUITY CONTRACT is issued and no transfers to or from the non-qualifying account have occurred; or (2) a fraction the numerator of which is the REINSURED ACCOUNT VALUE invested in the qualified variable accounts and the fixed account options and the denominator of which is the total REINSURED ACCOUNT VALUE at the most recent time funds are transferred to or from the non-qualifying variable account. If the REINSURER’s liability is terminated with respect to any variable investment option, future MONTHLY REINSURANCE PREMIUM will be calculated ignoring any investment in said variable investment option.

F.	If the CEDING COMPANY brings the variable investment option in compliance with Subchapter L either within the 180-day notice period or after the 180-day notice period, the REINSURER’s liability in respect to such variable investment option will be reinstated from the date the variable investment option qualifies with the regulation. The MONTHLY REINSURANCE PREMIUM will be determined using any investment in the variable investment account, beginning with investments as of the date the variable investment account qualifies with the regulation.

G.	The issue age limits and the total RETAIL ANNUITY PREMIUMS per life must fall within the automatic limits as shown in Schedule C-1, unless an exception is permitted by mutual written agreement. The CEDING COMPANY shall provide written notice to the REINSURER of any changes in its published limits and rules identified on Schedule C-1. The REINSURER may approve any changes in the CEDING COMPANY’s published limits and rules identified on Schedule C-1 within thirty (30) working days of the date it receives notification and a copy thereof, and any such change shall be deemed disapproved if not so approved.

ARTICLE VI – REINSURANCE CLAIM SETTLEMENT
A.	The CEDING COMPANY is solely responsible for payment of claims under the ANNUITY CONTRACT. The CEDING COMPANY shall provide the REINSURER with proof of claim, proof of claim payment and any other claim documentation requested by the REINSURER in accordance with Schedule G.

B.	On or before the REMITTANCE DATE, the CEDING COMPANY shall forward to the REINSURER its statement of account and data requirements as set forth in Schedule G, together with its request for reimbursement for ADJUSTED GMIB CLAIMs as shown therein.

C.	In no case shall ANNUAL GMIB CLAIMS exceed the ANNUAL CLAIM LIMIT, in a calendar year. If necessary, the request for reimbursement for ADJUSTED GMIB CLAIMs shall be reduced so that ANNUAL GMIB CLAIMS do not exceed the ANNUAL CLAIM LIMIT. During any calendar year where any request for reimbursement for ADJUSTED GMIB CLAIMs has been reduced so that ANNUAL GMIB CLAIMS do not exceed the ANNUAL CLAIM LIMIT, the CEDING COMPANY may recover any such reduction in subsequent requests for reimbursement for ADJUSTED GMIB CLAIMs in that same calendar year, as long as ANNUAL GMIB CLAIMS do not exceed the ANNUAL CLAIM LIMIT.

D.	If ADJUSTED GMIB CLAIMs are not paid by the REIMBURSEMENT DATE, interest in accordance with Article III, paragraph F will be assessed from the REIMBURSEMENT DATE.

E.	The CEDING COMPANY shall have six (6) months after the TERMINATION DATE to submit to the REINSURER a final statement of account. Any amounts owed by either the CEDING COMPANY or the REINSURER, based on the final statement of account, must be paid within thirty (30) days of receipt of the final statement. If the amount owed is not paid within thirty (30) days of receiving the statement of account, the amount owed is subject to an interest charge in accordance with Article III, Paragraph F.

AMENDMENT NO. 9
to the

VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT
Between
THE OHIO NATIONAL LIFE INSURANCE COMPANY
(“CEDING COMPANY”)

and
ACE TEMPEST LIFE REINSURANCE LTD.
(“REINSURER”)
Effective October 1, 2006, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to include reinsurance of four new products and to reference the new GMIB forms in Schedule I. To effect these changes, the following provisions of this Agreement are hereby amended:
•	Schedule B-1, Contracts Subject to this Reinsurance Agreement, Amendment #8, is hereby replaced by the attached Schedule B-1.

•	Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, Amendment #7, is hereby replaced by the attached Schedule B-2.

•	Schedule I, Calculation of ADJUSTED GMIB CLAIM, Amendment #8, is hereby replaced by the attached Schedule I.

The Ohio National Life Insurance Company	ACE Tempest Life Reinsurance Ltd.

By:	By:

Title:	Title:

Date:	Date:

AMENDMENT NO. 10
to the
VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT
Between
THE OHIO NATIONAL LIFE INSURANCE COMPANY
(“CEDING COMPANY”)

and
ACE TEMPEST LIFE REINSURANCE LTD.
(“REINSURER”)
Effective May 1, 2007, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to update the investment funds. To effect this change, the following provision of this Agreement is hereby amended:
•	Schedule B-2, Subaccounts Subject to this Reinsurance Agreement, Amendment #9, is hereby replaced by the attached Schedule B-2.

The Ohio National Life Insurance Company	ACE Tempest Life Reinsurance Ltd.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

AMENDMENT NO. 11
to the
VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT
Between
THE OHIO NATIONAL LIFE INSURANCE COMPANY
(“CEDING COMPANY”)

and
ACE TEMPEST LIFE REINSURANCE LTD.
(“REINSURER”)
Effective December 21, 2007, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to increase the dollar limit for new cessions and change the new business termination date. To effect these changes, the following provisions of this Agreement are hereby amended:
•	Article III, Effective Date, Term and Termination, Amendment #8, is hereby replaced by the attached Article III.

•	Schedule C-2, Limits and Rules of the REINSURER, Amendment #8, is hereby replaced by the attached Schedule C-2.

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:

Title:

Date:

ACE TEMPEST LIFE REINSURANCE LTD.

By:

Title:

Date:

ARTICLE III – EFFECTIVE DATE, TERM AND TERMINATION
A.	This Agreement covers individual ANNUITY CONTRACTS issued by the CEDING COMPANY that:
(i)	are identified by contract form in Schedule B-1 and have no optional riders other than those specified in Schedule B-1;

(ii)	have accounts invested in the investment funds listed in Schedule B-2;

(iii)	are issued within the limits and rules described in Schedule C-1;

(iv)	are in compliance with all of the other terms and provisions of this Agreement; and

(v)	have elected the Guaranteed Minimum Income Benefit on or after the EFFECTIVE DATE and prior to March 31, 2008, as described in Schedule A;
said contracts being herein defined as the ANNUITY CONTRACTS. The Agreement remains effective for ANNUITY CONTRACTs subject to the terms and conditions of this Agreement, through the TERMINATION DATE, unless terminated pursuant to the paragraphs listed below.

B.	This Agreement will terminate for new ANNUITY CONTRACTs issued by the CEDING COMPANY on the earlier of (i) March 31, 2008 or (ii) the date that the sum of all cumulative RETAIL ANNUITY PREMIUMS exceeds the limit provided in Schedule C-2, paragraph 4.

C.	This Agreement will terminate with respect to each ANNUITY CONTRACT subject to it, as of the last date of the REINSURANCE TERM.

D.	The CEDING COMPANY shall have the option of terminating this Agreement for new business, existing business, or both, by giving ninety (90) days advance notice to the REINSURER, after the occurrence of any of the following:
1.	REINSURER’s Standard and Poor’s Rating is reduced to a “BBB” or lower. The REINSURER must report any adverse change in Standard and Poor’s Rating to CEDING COMPANY within fifteen (15) days of the change. Any notice of termination given by the CEDING COMPANY due to such rating reduction shall be deemed withdrawn if the REINSURER’s Standard and Poor’s Rating is restored to a level higher than “BBB” during the 90 day notice period.

2.	An order is entered appointing a receiver, conservator or trustee for management of the REINSURER or a proceeding is commenced for rehabilitation, liquidation, supervision or conservation of REINSURER.

3.	The REINSURER’s U.S. GAAP surplus position is reduced to [REDACTED] of its U.S. GAAP surplus position as of December 31, 2000. The REINSURER must report such a reduction within fifteen (15) days after it occurs. The REINSURER’s surplus position as of December 31, 2000 is provided in Schedule H. Any notice of termination given by the CEDING COMPANY due to such surplus reduction shall be deemed withdrawn if REINSURER’s U.S. GAAP surplus position is restored to a level higher than [REDACTED] of its U.S. GAAP surplus position as of December 31, 2000 during the 90 day notice period.
E.	The REINSURER shall have the option of terminating this Agreement for new business, existing business or both by giving ninety (90) days advance written notice to the CEDING COMPANY after the occurrence of any of the following:
1.	The CEDING COMPANY fails to provide timely submissions of all material data required to be provided in accordance with Schedule G, provided that the REINSURER’s notice of termination identifies whether new contracts, existing contracts or both will be terminated and provided further that the REINSURER’s notice of termination shall be deemed withdrawn if the CEDING COMPANY, within 90 days after the date the REINSURER’s notice of termination is given, provides to the REINSURER all data submissions then in arrears.

2.	The CEDING COMPANY fails to pay premium due on or before the REMITTANCE DATE. In the event that premium due is not paid by the REMITTANCE DATE, the REINSURER shall have the right to terminate this agreement by giving ninety (90) days advance notice of termination to the CEDING COMPANY. If all premiums in default are received by the REINSURER within the ninety (90) day notice period, the Agreement will remain in effect. As of the close of the last day of the ninety (90) day notice period, the REINSURER’s liability for all risks reinsured associated with the defaulted premiums under this Agreement will terminate.
F.	Notwithstanding termination of reinsurance as provided herein, the REINSURER shall continue to be liable to the CEDING COMPANY for all ADJUSTED GMIB CLAIMS arising as a result of a GMIB EXERCISE of an ACTIVE CONTRACT made prior to the date this Agreement is terminated, and the CEDING COMPANY shall continue to be liable to the REINSURER for all unpaid MONTHLY REINSURANCE PREMIUMs earned by the REINSURER under this Agreement, until the date the Agreement is terminated. Any net amounts due from either party after termination are subject to a daily interest charge equal to 1/365 times the sum of (a) and (b), where (a) is the 3 month LIBOR rate on the preceding MONTHLY VALAUTION DATE as published in the Wall Street Journal; and (b) is [REDACTED]. Interest is assessed from the REMITTANCE DATE until the date paid.